December 1, 1995
                         DREYFUS CAPITAL GROWTH FUND
                             (A PREMIER FUND)
                         SUPPLEMENT TO PROSPECTUS
                          DATED JANUARY 31, 1995
    On June 16, 1995, the Fund's name changed to Premier Capital Growth Fund,
Inc.
    Effective January 2, 1996 the Fund will offer four classes of shares _- Class A, Class B, Class C and Class R. The currently existing class of shares will be designated as Class A. Each Fund share, regardless of Class, will continue to represent an identical pro rata interest in the Fund's investment portfolio.
    Class A shares will be sold at net asset value per share plus a maximum initial sales charge of 4.50% of the public offering price imposed at the time of purchase. Beneficial owners of Fund shares held in a Fund account on December 31, 1995, however, will continue to be subject to the existing sales load schedule on all future purchases of Fund shares in that account. Class A shares will be subject to an annual service fee at the rate of .25 of 1% of the value of the average daily net assets of Class A pursuant to a Shareholder Services Plan.
    Class B shares will be sold at net asset value per share with no initial sales charge at the time of purchase. Class B shares will be subject to a maximum 4% contingent deferred sales charge ("CDSC"), which will be assessed only if the investor redeems Class B shares within six years of purchase. These shares will be subject to an annual service fee at the rate of .25 of 1% of the value of the average daily net assets of Class B. In addition, Class B shares will be subject to an annual distribution fee at the rate of
 .75 of 1% of the value of the average daily net assets of Class B pursuant to a Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Act. Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class, and will no longer be subject to the distribution fee.
    Class C shares will be sold at net asset value per share with no initial sales charge at the time of purchase. Class C shares will be subject to a 1% CDSC, which would be assessed only if the investor redeems Class C shares within one year of purchase. These shares also will be subject to an annual service fee at the rate of .25 of 1%, and an annual distribution fee at the rate of .75 of 1%, of the value of the average daily net assets of Class C. Class C shares will not have a conversion feature.
    Class R shares will be sold at net asset value per share only to institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, including pension, profit-sharing, SEP-IRAs and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments, but not including IRAs or IRA "Rollover Accounts." Class R shares will not be offered directly to individuals, although eligible institutions will be permitted to purchase Class R shares for accounts maintained by individuals. Class R shares will not be subject to an annual service fee or distribution fee.
                        (CONTINUED ON REVERSE SIDE)
        THE FOLLOWING INFORMATION SUPPLEMENTS OR REPLACES THE INFORMATION CONTAINED IN THE SECTIONS OF THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT OF
THE FUND," "HOW TO BUY FUND SHARES," "SHAREHOLDER SERVICES," AND "HOW TO REDEEM FUND SHARES":
        Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent").
        In order to accomplish a transaction using the TELETRANSFER
Privilege, Telephone Exchange Privilege, Wire Redemption Privilege or Telephone Redemption Privilege, please contact your Financial Representative. If you do not have a Financial Representative, you may telephone 1-800-645-6561 or, if you are calling from overseas, 516-794-5452. The numbers will be effective January 1, 1996.
    THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES ANY CONTRARY
INFORMATION CONTAINED IN THE FUND'S PROSPECTUS IN THE SECTION ENTITLED "MANAGEMENT OF THE FUND."
    Effective August 9, 1995, the Fund's primary portfolio manager is Michael
L. Schonberg. Mr. Schonberg has been employed by The Dreyfus Corporation since July 1995. From March 1994 to July 1995, Mr. Schonberg was a General Partner of Omega Advisors, L.P. Prior thereto, he served as Managing
Director and Chief Investment Officer for UBS Asset Management (NY), Inc.
        THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "HOW TO BUY FUND SHARES":
        Fund shares also may be purchased at net asset value without a sales load through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.
        Fund shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by The Dreyfus Corporation or its affiliates. The purchase of Fund shares must be made within 60 days of such redemption and the shareholder must have either (i) paid an initial sales charge or a contingent deferred sales charge or (ii) been obligated to pay at any time during the holding period, but did not actually pay on redemption, a deferred sales charge with respect to such redeemed shares.
        Fund shares also may be purchased at net asset value, subject to appropriate documentation, by
(i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization
(as defined in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code")) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code). 009/s120195



                                             December 1, 1995

                  DREYFUS CAPITAL GROWTH FUND

       Supplement to Statement of Additional Information
                     Dated January 31, 1995

     The following information supplements and supersedes any contrary information contained in the Fund's Statement of Additional Information:

     Effective December 1, 1995, Dreyfus Transfer, Inc. (the "Transfer Agent") became the Fund's transfer and dividend disbursing agent. The Transfer Agent, a wholly owned subsidiary of the Manager, is located at One American Express Plaza, Providence, Rhode Island 02903. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. The Transfer Agent has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

     How to Buy Fund Shares -- Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order.